Exhibit 10.1

FIRST AMENDMENT TO

CRUDE OIL SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO CRUDE OIL SUPPLY AGREEMENT is entered into effective as of April 24, 2012 (this “Amendment”), between Vitol Inc. (“Vitol”) and Coffeyville Resources Refining & Marketing, LLC (“Coffeyville”).

WHEREAS, Vitol and Coffeyville are parties to a Crude Oil Supply Agreement dated March 30, 2011 (the “Supply Agreement”); and

WHEREAS, Vitol and Coffeyville have agreed to amend certain terms and conditions of the Supply Agreement;

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Vitol and Coffeyville do hereby agree as follows:

1.                                      Section 3.1  of the Supply Agreement is amended and restated in its entirety as follows:

“4.1                         Initial Term.  This Agreement shall become effective on the Effective Date and shall continue until December 31, 2013 (the “Initial Term”), unless (i) terminated earlier pursuant to the terms of this Agreement or (ii) terminated by Coffeyville at its sole and absolute discretion by written notice to Vitol provided on or before June 1, 2012, which termination would be effective December 31, 2012.”

2.                                      The definitions contained in the Supply Agreement will have the same meaning in this Amendment unless otherwise stated in this Amendment.

3.                                      Except as otherwise stated in this Amendment, all terms and conditions of the Supply Agreement will remain in full force and effect.

4.                                      This Amendment may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow and all such counterparts will together constitute one and the same instrument.

5.                                      This Amendment will be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles.

[Signature Page to Follow]

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed by its duly authorized representative, effective as of the Effective Date.

Vitol Inc.

By:	/s/ James C. Dyer, IV
James C. Dyer, IV
Title:	V.P.

Date:	24 April 2012

Coffeyville Resources Refining & Marketing, LLC

By:	/s/ Wyatt E. Jernigan
Wyatt E. Jernigan
Title:	EVP-Crude Oil Acquisition and Petroleum Marketing
Date:	April 24, 2012